DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

Entity # E0482142006-8
Document Number: 20060671285-87
Date Filed: 10/19/2006 9:00:54 AM
In the office of
Dean Heller
Secretary of State

ABOVE SPACE

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:
Energtek Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
255,000,000 shares of capital stock, consisting of 250,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
755,000,000 shares of capital stock, consisting of 750,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
Each issued and outstanding share of common stock shall be forward split at the rate of 1:3, so that three post-split shares of common stock shall be issued in exchange for each pre-split issued and outstanding share of common stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

7. Effective date of filing (optional): October 30, 2006
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: /s/ Doron Uziel — Chief Executive Officer
Signature — Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.